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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

In connection with the Annual Report of Hewitt Associates, Inc. (the "Company") on Form 10-K for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002 that: 1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.


Date: November 22, 2002                    /s/ DALE L. GIFFORD
                                           -------------------------
                                           Dale L. Gifford
                                           Chief Executive Officer

                                           /s/ DAN A. DECANNIERE
                                           -------------------------
                                           Dan A. Decanniere
                                           Chief Financial Officer